UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2012

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Termination and Revised Relationship Agreements

On July 17, 2012, we entered into Termination and Revised Relationship Agreements (the “Termination and Revised Relationship Agreements”) with Mundipharma International Corporation Limited (“Mundipharma”) and Purdue Pharmaceutical Products L.P. (“Purdue”). The text of Item 1.02 of this Current Report on Form 8-K, which sets forth the terms and conditions of the Termination and Revised Relationship Agreements and describes the continuing obligations of the parties, is hereby incorporated by reference into this Item 1.01.

Securities Purchase Agreement

On July 17, 2012, we executed a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Purdue Pharma L.P. (“PPLP”), Beacon Company (“Beacon”) and Rosebay Medical Company L.P. (“Rosebay” and collectively, the “BRP Entities”), each of which is an associated entity of Mundipharma and Purdue.

Under the Securities Purchase Agreement, we have agreed to issue and sell 5,416,565 shares (the “New Shares”) of our common stock, $0.001 par value per share (“Common Stock”), to PPLP for an aggregate consideration of $78,540,191. The consideration will be composed of (i) conversion and cancellation of an amount equal to $51,040,191 of principal and interest due and owing to PPLP under a promissory note issued to PPLP on November 28, 2011 (the “Note”) pursuant to the Line of Credit Agreement, dated November 19, 2008, between us and PPLP, directly and as assignee of Purdue (the “Credit Agreement”), and (ii) the payment of $27,500,000 in cash. The sale will occur at a closing, to take place on the third business day following the first date on which each of the closing conditions set forth in the agreement have been satisfied or waived, as further discussed below. At the closing, the Credit Agreement will terminate in its entirety.

We agreed to file with the Securities and Exchange Commission (the “SEC”), within 30 days following the closing, a registration statement covering the resale to the public by the BRP Entities of the New Shares. In connection therewith, we have agreed to (i) use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within 90 days after the filing thereof and (ii) cause such registration statement to remain effective until all New Shares covered thereby have been sold or may be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

The Securities Purchase Agreement also provides that any time in the period beginning January 1, 2013 and ending December 31, 2018, in the event we propose to make an underwritten offering of our Common Stock, subject to certain limitations, the BRP Entities will have “piggyback” registration rights, which require us, at the election of the BRP Entities, to use our reasonable best efforts to cause to be included in such underwritten offering, Common Stock then held by the BRP Entities representing up to 20% of the total estimated maximum dollar amount of Common Stock proposed to be sold in such underwritten offering.

In addition, the BRP Entities have agreed to enter into a lockup agreement if requested by us and/or the managing underwriters, placement agents or initial purchasers for any offering of our stock prior to December 31, 2013, pursuant to which the BRP Entities will agree not to, among other things, offer, sell or otherwise transfer or dispose of, directly or indirectly, any Common Stock held by the BRP Entities or to enter into any agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Common Stock held by the BRP Entities, for a specified period of time requested by us, the managing underwriters, the placement agents or the initial purchasers.

The Securities Purchase Agreement also terminates, as of July 17, 2012, all attendance rights to meetings of our Board of Directors held by the BRP Entities under a prior securities purchase agreement with PPLP and Purdue.

The sale and issuance of the New Shares is subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions. If these conditions are not satisfied on or before September 30, 2012, or if at any time such conditions become impossible to fulfill, then at the election of either us or PPLP, the Securities Purchase Agreement will terminate and the respective obligations of us and PPLP to sell and purchase the New Shares will terminate.

In the event the Securities Purchase Agreement terminates prior to the closing, we have agreed with PPLP to amend the Credit Agreement to provide, among other things, that the Note shall become due and payable on December 31, 2015. In addition, the highest aggregate royalty rate payable to Mundipharma and Purdue under the Termination and Revised Relationship Agreements would be lowered from 4% to 3%.

For the five years following the closing, the BRP Entities and each associated company holding shares of Common Stock have agreed to be present at each regular or special meeting of our stockholders and to vote all of their shares of Common Stock as recommended by our Board of Directors in the proxy materials mailed to our stockholders in connection with such meeting, except that with respect to any proposal to amend our corporate charter or approve certain extraordinary transactions, all shares of Common Stock that are owned by those entities that are not New Shares will be voted in proportion to the manner in which all of our stockholders (other than those entities) vote in respect of such proposal, regardless of the recommendation of our Board of Directors.

The foregoing summary description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth under the caption “Safe Harbor For Forward-Looking Statements” following Item 8.01 below is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

Strategic Alliance Agreements

On November 19, 2008, we entered into a strategic alliance with Mundipharma and Purdue to develop and commercialize pharmaceutical products. The alliance was governed by Strategic Alliance Agreements (the “Strategic Alliance Agreements”) with each of Mundipharma and Purdue. The agreement with Purdue focused on the development and commercialization in the United States of products targeting fatty acid amide hydrolase (“FAAH”). The agreement with Mundipharma focused on the development and commercialization outside of the United States of all products and product candidates covered by the alliance, including those targeting FAAH. The alliance included product candidates that inhibit or target the Hedgehog pathway, FAAH, phosphoinositide-3-kinase (“PI3K”) and product candidates arising out of our early discovery projects in all disease fields that were conducted during the pendency of the Strategic Alliance Agreements. Further information on the terms and conditions of the Strategic Alliance Agreements is set forth in the subsection entitled “Strategic Alliance Agreements” contained in Item 1.01 to our Current Report on Form 8-K filed on November 20, 2008, which is incorporated herein by reference.

On July 17, 2012, we terminated the Strategic Alliance Agreements by entry into the Termination and Revised Relationship Agreements. Under the terms of those agreements:

•

all intellectual property rights that we had previously licensed to Mundipharma and Purdue to develop and commercialize products under the Strategic Alliance Agreements terminated, with the result that we have sole, worldwide development and commercialization rights to all product candidates that had previously been covered by the strategic alliance;

•	Mundipharma has no further obligation to provide research and development funding to us; and

•

we are obligated to pay Mundipharma and Purdue a 4% royalty in the aggregate (subject to reduction as described in the discussion of the Securities Purchase Agreement above), on worldwide net sales of products that were covered by the alliance until such time as they have recovered all research and development expenses paid to us under the strategic alliance. After this cost recovery, we will owe: (i) Purdue a 1% royalty on net sales in the United States of products targeting FAAH that were subject to the strategic alliance, and (ii) Mundipharma a 1% royalty on net sales in the United States of all products that were subject to the strategic alliance other than those targeting FAAH.

Royalties are payable until the later to occur of the last-to-expire of specified patent rights and the expiration of non-patent regulatory exclusivities in a country, provided that if royalties are payable solely on the basis of non-patent regulatory exclusivity, each of the royalty rates is reduced by one-half. In addition, royalties payable under the Termination and Revised Relationship Agreements after Mundipharma and Purdue have recovered all research and development expenses paid to us are subject to reduction on account of third party royalty payments or patent litigation damages or settlements required to be paid by us, with any such reductions capped at 50% of the amounts otherwise payable during the applicable royalty payment period.

Each of the Termination and Revised Relationship Agreements expires when the parties thereto have no further obligations to each other thereunder.

The foregoing summary description of the Strategic Alliance Agreements does not purport to be complete and is qualified in its entirety by reference to the Strategic Alliance Agreements, which are filed as Exhibits 10.1 and 10.2 to our Annual Report on Form 10-K for the year ended December 31, 2008 and Exhibit 99.1 to our Current Report on Form 8-K filed on December 14, 2010, and which are incorporated herein by reference.

The foregoing summary description of the Termination and Revised Relationship Agreements does not purport to be complete and is qualified in its entirety by reference to these agreements, which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Line of Credit Agreement

At the closing of the sale and issuance of the New Shares, the Credit Agreement will terminate in its entirety. Further information on the terms and conditions of the Credit Agreement is set forth under the subsection entitled “Line of Credit Agreement” contained in Item 1.01 to our Current Report on Form 8-K filed on November 20, 2008, which is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.2 to our Current Report on Form 8-K filed on November 20, 2008, and which is incorporated herein by reference.

The information set forth in Item 1.01 above with respect to the Credit Agreement is incorporated herein by reference.

The information set forth under the caption “Safe Harbor For Forward-Looking Statements” following Item 8.01 below is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above under the caption “Securities Purchase Agreement” is incorporated herein by reference.

The New Shares will be issued in reliance on the exemption from the registration provisions of the Securities Act set forth in Section 4(2) promulgated thereunder relative to sales by an issuer not involving any public offering. PPLP represented to us in the Securities Purchase Agreement that it is acquiring the securities for investment and not distribution, that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act, that it can bear the risks of the investment, and that it has made detailed inquiry concerning our company, our business and our personnel in connection with its purchase of the securities.

Item 8.01	Other Events

On July 18, 2012, we issued a press release announcing the transactions described in this report. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

* * *

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the transactions between us, the BRP Entities, Purdue and Mundipharma, including, without limitation: the expected timetable for completing the closing under the Securities Purchase Agreement and statements about our goals, plans and prospects, including with respect to the development and commercialization of products previously covered under the Strategic Alliance Agreements, constitute forward-looking statements within the meaning of the Private

Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of us and PPLP to satisfy the closing conditions with respect to the closing under the Securities Purchase Agreement; risks relating to our ability to successfully research, develop and commercialize products previously covered by the Strategic Alliance Agreements; and factors described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, as filed with the SEC, and other filings that we make with the SEC from time to time. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this document reflect our expectations and beliefs as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included in this report:

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of July 17, 2012, between Infinity Pharmaceuticals, Inc., Purdue Pharma L.P., Beacon Company and Rosebay Medical Company L.P.

10.2	Termination and Revised Relationship Agreement, dated as of July 17, 2012, between Infinity Pharmaceuticals, Inc. and Mundipharma International Corporation Limited.

10.3	Termination and Revised Relationship Agreement, dated as of July 17, 2012, between Infinity Pharmaceuticals, Inc. and Purdue Pharmaceutical Products L.P.

99.1	Press release dated July 18, 2012.

99.2	Strategic Alliance Agreement, dated as of November 19, 2008, by and between Infinity Pharmaceuticals, Inc. and Mundipharma International Corporation Limited (filed as Exhibit 10.2 to our Annual Report on Form 10-K for the year ended December 31, 2008), as amended by Amendment No. 1 to Strategic Alliance Agreement, dated as of December 10, 2010, by and between Infinity Pharmaceuticals, Inc. and Mundipharma International Corporation Limited (previously filed as Exhibit 99.1 to our Current Report on Form 8-K filed December 14, 2010 (File No. 000-31141) and incorporated herein by reference).

99.3	Strategic Alliance Agreement, dated as of November 19, 2008, by and between Infinity Pharmaceuticals, Inc. and Purdue Pharmaceuticals Products L.P. (previously filed as Exhibit 10.1 to our Annual Report on Form 10-K for the year ended December 31, 2008 (File No. 000-31141) and incorporated herein by reference).

99.4	Line of Credit Agreement, dated as of November 19, 2008, by and between Infinity Pharmaceuticals, Inc. and Purdue Pharma L.P., directly and as assignee of Purdue Pharmaceutical Products L.P. (previously filed as Exhibit 10.2 to our Current Report on Form 8-K filed on November 20, 2008 (File No. 000-31141) and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: July 19, 2012	By:	/s/ Gerald E. Quirk
Gerald E. Quirk
Vice President, Corporate Affairs & General Counsel